FEDERATED PURCHASER, INC.
                         Proxy For the 1998 Special Meeting of Shareholder
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY


     The undersigned shareholder hereby appoints HARRY J. FALLON and EDMUND L. HOENER the proxies of the undersigned, with full power of substitution, hereby revoking any proxy heretofore given, to attend the 1998 Special Meeting of Shareholders of FEDERATED PURCHASER, INC. to be held on May 28, 1998, at the time and place set forth in the Notice of Meeting, and any adjournment(s) thereof and to vote and act with respect to the number of shares of Common Stock, par value $.01 per share, of FEDERATED PURCHASER, INC., standing in the name of the undersigned as the undersigned would be entitled to vote or act if personally present, as follows.

     1. Amendment of the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized from 5,000,000 to 10,000,000.

                FOR  ____             AGAINST  ____              ABSTAIN  ____

     2. In their discretion, to vote and act with respect to such other business as may properly come before the Meeting or any adjournment(s) thereof.


                                          (Continued  and   to  be  signed  and
dated, on reverse side.)

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN HEREIN. IF NO INSTRUCTIONS ARE INDICATED, THE PERSONS NAMED PROXY HEREIN WILL VOTE ALL SHARES IN THE NAME OF THE UNDERSIGNED FOR THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND, IN THEIR DISCRETION, FOR ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

     Please mark, date, sign and promptly return this proxy in the accompanying envelope. No postage is required if mailed within the United States.



                                                 Date

                                                 Signature

                                                 Signature

                                                 INSTRUCTIONS:    Please   sign
                                                 exactly  as your name  appears
                                                 on this proxy.  If signing for
                                                 an   estate,   trust,   minor,
                                                 partnership   or  corporation,
                                                 title  or capacity  should  be
                                                 stated.   If  shares  are held
                                                 jointly,   each   holder  must
                                                 sign.